Exhibit 99.1

Hewlett-Packard Company 3000 Hanover Street Palo Alto, CA 94304 hp.com

News Release
HP Announces Organizational Changes for Enterprise Services

Editorial contact	Company increases Q3FY12 non-GAAP outlook

Michael Thacker, HP +1 650 857 2254 corpmediarelations@hp.com www.hp.com/go/newsroom

PALO ALTO, Calif., Aug. 8, 2012 — HP today announced that it has appointed Mike Nefkens, currently senior vice president and general manager of HP Enterprise Services (ES)—EMEA, to lead HP ES on an acting basis. John Visentin, who previously ran HP ES, will be leaving the company to pursue other interests.

HP also announced today that Jean-Jacques (JJ) Charhon, senior vice president and chief financial officer of HP ES, was appointed chief operating officer for HP ES. Charhon will focus on increasing customer satisfaction and improving service delivery efficiency, which will help drive profitable growth.

Nefkens will be responsible for driving growth and innovation for HP’s applications, business processing and outsourcing services. Nefkens has led successful customer IT transformations for some of HP’s largest services accounts. Prior to joining Electronic Data Systems (EDS), he spent 10 years with Holland Chemical International NV, where he held several executive positions in Mexico, Nicaragua, Venezuela and the western United States. Nefkens will report to Meg Whitman, president and chief executive officer, HP.

Charhon joined HP in 2010 as vice president of Finance for the Personal Systems Group. He brings a decade of services experience in the technology sector from both General Electric (GE) and HP. At GE, he held a number of global leadership roles. In his new position, Charhon will report to Nefkens.

These appointments are designed to drive profitable growth, service innovation and client satisfaction for the Services business.

Q3 FY12 non-GAAP outlook

HP is increasing its previously provided third quarter fiscal 2012 non-GAAP earnings per share (EPS) outlook to approximately $1.00 per share, up from a previous range of $0.94 to $0.97.

Third quarter fiscal 2012 non-GAAP diluted EPS estimates exclude after-tax costs related primarily to the amortization and impairment of purchased intangible assets, goodwill impairment charges, restructuring charges and acquisition-related charges.

Q3FY12 GAAP outlook

Services goodwill impairment charge

HP expects to record a non-cash pre-tax charge for the impairment of goodwill within its Services segment of approximately $8 billion in the third quarter of its fiscal 2012.

The impairment review stems from the recent trading values of HP’s stock, coupled with market conditions and business trends within the Services segment. Under accounting rules, when indicators of potential impairment are identified, companies are required to conduct a review of the carrying amounts of goodwill and other long-lived assets to determine if an impairment exists.

HP does not expect this estimated goodwill impairment charge to result in any future cash expenditures or otherwise affect the ongoing business or financial performance of its Services segment.

Restructuring program

HP also updated the amount of the pre-tax charge it expects to record in the third quarter of fiscal 2012 in relation to its restructuring program announced on May 23, 2012. The change is primarily driven by a higher than anticipated acceptance rate under its early retirement program and faster than expected implementation of the workforce reduction program. Accordingly, HP now expects to record a pre-tax charge of approximately $1.5 billion to $1.7 billion, an increase from its previous estimate of approximately $1 billion, in its third quarter of fiscal 2012 that will be included in its GAAP financial results.

GAAP outlook

Given the expected impairment charge associated with the Services segment and the expected increased charge associated with the restructuring program, HP now expects third quarter fiscal 2012 GAAP EPS to be in the range of ($4.31) to ($4.49) including the GAAP tax impact on the impairment.

HP did not provide an updated outlook for the full year fiscal 2012.

About HP

HP creates new possibilities for technology to have a meaningful impact on people, businesses, governments and society. The world’s largest technology company, HP brings together a portfolio that spans printing, personal computing, software, services and IT infrastructure to solve customer problems. More information about HP (NYSE: HPQ) is available at http://www.hp.com.

Use of non-GAAP financial information

To supplement HP’s historical and forecasted financial results presented on a GAAP basis, HP provides non-GAAP diluted earnings per share. Non-GAAP diluted earnings per share is defined to exclude the effects of any amortization or impairment of purchased intangible assets, restructuring charges and acquisition-related charges recorded during the relevant period. In addition, non-GAAP diluted earnings per share is adjusted by the amount of additional taxes or tax benefit associated with each non-GAAP item. HP’s management uses non-GAAP diluted earnings per share for purposes of evaluating and forecasting HP’s financial performance. HP believes that providing non-GAAP diluted earnings per share to investors in addition to the related GAAP measure provides investors with greater transparency to the information used by HP’s management in its financial and operational decision-making and allows investors to see HP’s results “through the eyes” of management. Non-GAAP diluted earnings per share may have limitations as an analytical tool, and this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for diluted earnings per share prepared in accordance with GAAP.

Forward-looking statements

This news release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of revenue, margins, expenses, earnings, earnings per share, tax provisions, cash flows, benefit obligations, share repurchases, currency exchange rates, the impact of acquisitions or other financial items; any projections of the amount, timing or impact of cost savings, restructuring charges, early retirement programs, workforce reductions or impairment charges; any statements of the plans, strategies and objectives of management for future operations, including the execution of restructuring plans and any resulting cost savings or revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the impact of macroeconomic and geopolitical trends and events; the competitive pressures faced by HP’s businesses; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers and partners; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; integration and other risks associated with business combination and investment transactions; the hiring and retention of key employees; assumptions related to pension and other post-retirement costs and retirement programs; the execution, timing and results of restructuring plans, including estimates and assumptions related to the cost and the anticipated benefits of implementing those plans; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2011 and HP’s other filings with the Securities and Exchange Commission, including HP’s Quarterly Report on Form 10–Q for the fiscal quarter ended April 30, 2012.  HP assumes no obligation and does not intend to update these forward-looking statements.

© 2012 Hewlett-Packard Development Company, L.P. HP shall not be liable for technical or editorial errors or omissions contained herein.